SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
August 24, 2026
(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2795 East Cottonwood Parkway, Suite 300
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)
(801) 365-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 24, 2026, Extra Space Storage Inc. (the “Company”) announced that Joseph D. Margolis, the Company’s Chief Executive Officer, will retire effective as of December 31, 2026. The Company also announced that, in connection with Mr. Margolis’ planned retirement, the Company’s board of directors selected W. Noah Springer, the Company’s current President, to succeed Mr. Margolis as Chief Executive Officer. Mr. Springer will assume the responsibilities of Chief Executive Officer and will join the Company’s board of directors beginning January 1, 2027. Mr. Margolis will remain a director on the Company’s board until December 31, 2026, after which he will serve as an advisor to the board.
Mr. Springer, 47, has served as the Company’s President since January 2026, with responsibility for the Company’s operations, human resources, third party management and joint venture departments. Mr. Springer previously served as the Company’s Executive Vice President, Chief Strategy and Partnership Officer since 2020. Mr. Springer has been with the Company since 2006 and has served in various roles with increasing responsibility in acquisitions, third-party management and asset management. Mr. Springer helped create Extra Space Storage’s third-party management platform, and he has managed the Company's joint venture platforms. He has a B.A. in Finance and an M.B.A. degree from the University of Utah.
Mr. Springer’s annual base salary will be $850,000 following his appointment as the Company’s Chief Executive Officer. In addition, he will remain eligible for an annual bonus, equity awards and other employee benefits in accordance with the Company’s executive compensation program. As an employee of the Company, he will not receive any additional compensation for his services as a director.

Item 7.01	Regulation FD Disclosure
On August 24, 2026, the Company issued a press release announcing Mr. Margolis’ planned retirement and Mr. Springer’s appointment as the Company’s Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this current report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits
(d) The following exhibit is furnished herewith:

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 24, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date:	August 24, 2026	By	/s/ Gwyn McNeal
			Name:	Gwyn McNeal
			Title:	Executive Vice President and Chief Legal Officer